


technical
support
SERVICE
24/7
maintenance

JBT Corporation

Investor Presentation
March 2011

High-Productivity Solutions Engineered for the
Food Processing and Air Transportation Industries

Forward-Looking Statements

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the “Company”) with the Securities and Exchange Commission on March 3, 2011 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation.

Agenda

- Investment Highlights
- Company Overview
- Growth Strategies

Investment Highlights

- Technology and market leader with blue chip customer base
- Global footprint well positioned to capture growth, especially in emerging markets
- Large recurring revenue base provides steady sales stream
- Strong cash flow generation funds corporate initiatives and dividends
- Solid balance sheet and liquidity position

Market Leader with Blue Chip Customer Base

Our Systems:

sterilize more than 50% of the world's shelf stable canned foods	freeze more than 50% of the world's frozen foods	squeeze more than 75% of the world's citrus juices

Del Monte, StarKist, Heinz, Ingham, Délifrance, Sadia, Florida's Natural, Cutrale, Campbell's, ConAgra Foods, Nestlé, JBS, Tyson, Moy Park, Citrosuco, Sunkist

load 70% of the world's overnight express packages	board 75% of U.S. passengers

FedEx, UPS, China Southern, United, Delta, British Airways, Air France KLM, Servisair, DFW

JBT Corporation

2010 Revenue & Operating Profit by Segment


Total Revenue
$880M
JBT AeroTech
40%
JBT FoodTech
60%


Total Segment Operating Profit
$84.4M
JBT AeroTech
34%
JBT FoodTech
66%

JBT Corporation

JBT FoodTech: #1 or #2 in Core Product Offerings

Technologies		Applications
Freezing & Chilling 39% of revenue		Poultry & Meat Seafood Fruit & Vegetables Baking Products
Protein Processing 17% of revenue		Poultry & Meat Seafood
Fruit Processing 31% of revenue	 	Juices Beverages Tomato Paste Tomato Sauces
In-Container Processing 13% of revenue		Shelf-Stable Products Formulated Milks Beverages

Customers

Keystone Foods LLC, Nestlé, Jamba Juice, ConAgra Foods, Délifrance, Moy Park, JBS, Ingham, Tyson, OSI, Saha Farms, Sadia, Wayne Farms, CitrÓvita, Southern Gardens, Sunkist, Cutrale, 中粮 COFCO, Florida's Natural, Del Monte, Rio Bravo Tomato, Morning Star, Campbell's, StarKist, Heinz

JBT Corporation

Note: % of 2010 revenue excludes aftermarket parts and service

JBT AeroTech: #1 or #2 in Core Product Offerings

Technologies	Applications	
Gate Equipment 37% of revenue		Passenger boarding Air and power supply
Ground Support 34% of revenue		Container loading Cargo transporting Military aircraft loading Pushback/Towing Aircraft deicing
Airport Services 21% of revenue		Maintaining and monitoring airport facilities and equipment
Automated Systems 8% of revenue		Automated guided vehicle systems for material handling

Customers

FedEx
AMR
中國南方航空 CHINA SOUTHERN
groundforce We handle, you fly.
Menzies AVIATION
BRITISH AIRWAYS
AIR FRANCE KLM
AIR CHINA 中国国际航空公司
DEPARTMENT OF DEFENSE UNITED STATES OF AMERICA
SOUTHWEST AIRLINES
UNITED
AIR MOBILITY COMMAND
TCR
DELTA
DFW
LAS VEGAS • McCARRAN • INTERNATIONAL • AIRPORT
ups
P&G
LAX Los Angeles World Airports

JBT Corporation

Note: % of 2010 revenue excludes aftermarket parts and services for AeroTech's equipment

Global Footprint


Canada
1%
U.S.A
51%
EMEA
28%
Asia Pacific
12%
Latin America
8%
JBT Personnel Locations
Production Facilities
% of 2010 Revenue

More than 25% of 2010 revenue generated from emerging markets

JBT Corporation

Large Recurring Revenue Base



Revenue ($MM)
$823
$844
$978
$1,028
$842
$880
34%
35%
34%
36%
43%
43%
2005
2006
2007
2008
2009
2010
Recurring Revenue
Total Revenue

Recurring revenue continues to grow

Note: 1) Recurring revenue includes aftermarket parts and services, equipment leases and airport services

JBT Corporation

Largely Variable Cost Structure

Operating Income ($MM)



$42.3
$50.4
$61.1
$70.3
$57.7
$67.1
2005
2006
2007
2008
2009
2010

Margin %



Gross Profit %
Operating Income %
24.1%
25.3%
24.3%
24.5%
26.2%
26.2%
5.1%
6.0%
6.2%
6.8%
6.9%
7.6%
2005
2006
2007
2008
2009
2010

2010 operating margin expanded 70bps

JBT Corporation

Low Capital Requirements

Capital Expenditures ($MM)


$21.6
$22.7
$23.0
$22.9
$19.8
$24.3
2005
2006
2007
2008
2009
2010

Adj. Working Capital as % of Sales


Selected Industrials Mean
JBT
16.3%
17.5%
11.6%
6.2%
2005
2006
2007
2008
2009
2010

Dramatic rebound in JBT AeroTech drove working capital increase

Notes: 1) Adjusted Working Capital (a non-GAAP measure) is calculated as current assets (excluding cash and cash equivalents) less current liabilities (excluding current portion of debt), a reconciliation of Adjusted Working Capital is included in Appendix I

2) The companies included in the selected industrials sample are provided in Appendix III

JBT Corporation

Strong Free Cash Flow

- Generated average of $35M in annual free cash flow from '05-'10
  - Used $7M of cash in 2010 due to higher working capital requirements related to the rebound of JBT AeroTech's markets
- Primary uses of cash:
  - Growth initiatives
  - Quarterly dividend payments
  - Debt repayment

Note: A reconciliation of Free Cash Flow (a non-GAAP measure) to cash provided by operations is included in Appendix II

4G's – JBT's Corporate Growth Strategy

- Grow our technology advantage
- Grow beyond the sale
- Grow where the world is growing fastest
- Grow margins

Supported by bolt-on acquisitions

Grow Our Technology Advantage






2008 Innovation
GYRoCOMPACT® M10 Twinstack Freezer

2010 Innovation
GYRoCOMPACT M8 Twinbelt Freezer




2010 Innovation
FLoFREEZE® M Freezer with Sequential Defrost





2010 Innovation
PRoFREEZE©

JBT FoodTech innovations augment freezing solutions

JBT Corporation

Grow Beyond the Sale

Innovative service/product offerings expected to drive increased aftermarket contribution:

Delivered Base (units):

JBT FoodTech: 40,000+

JBT AeroTech: 30,000+

JBT FoodTech 24-hour evaluation courtesy visits

JBT AeroTech Medals Refurbishment Program

- *Platinum, Gold, Silver and Bronze service levels*

Private label product offerings

Leverage large installed base to grow recurring revenue stream

JBT Corporation

Grow Where the World is Growing Fastest



Thailand FoodTech Services Business: Acquired Jun. 2010
JBT AeroTech Plant – Shenzhen: Opened Aug. 2010

Capture international growth – especially Asia

Countries where new orders have been captured by Shenzhen and the FoodTech Thailand acquisition

JBT Corporation

Grow Margins

Segment Operating Margin


JBT FoodTech
JBT AeroTech
12 - 13%
10.7%
10.5%
10.2%
9.6%
9.4%
8.3%
10%
8.4%
8.6%
8.5%
8.1%
7.5%
7.8%
2005
2006
2007
2008
2009
2010
2014
Goal

Margin expansion through top-line growth and cost management

Note: Segment operating margin revised to exclude restructuring charges from segment operating results. Restructuring charges are reported in other income and expense net.

Investment Highlights

- Technology and market leader with blue chip customer base
- Global footprint well positioned to capture growth, especially in emerging markets
- Large recurring revenue base provides steady sales stream
- Strong cash flow generation funds corporate initiatives and dividends
- Solid balance sheet and liquidity position



JBT Corporation


technical support
SERVICE 24/7
maintenance

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

JBT Corporation





Backup

JBT Corporation




SERVICE
maintenance

Segment Information

JBT FoodTech Field of View


Food Segments
Confect
Bakery
Meat, Poultry & Seafood
Fruit & Vegetable
Ready Meals
Dairy
Pet Food
Non-Carb Bev
Carb Bev
Process Steps
Primary Processing
Raw Ingredient Preparation
Non-Thermal Processing
Thermal Processing
Freezing
Filling, Closing & Sterilization
End of Line Packaging / Palletizing
Aftermarket
Bakery
Poultry
Tuna
Citrus
Tomato
Freezing and Chilling
In-Container Processing
Aftermarket Products and Services

Higher Performance Through Continuous Innovation


Freezer
Oven
Fryer
Coater
3D Portioner



GYRoCOMPACT M-Series
Spiral Freezer



GYRoCOMPACT-II Oven



DSI Accura™ Portioning System

Expanding Capabilities Through Organic Development & Acquisitions



2008 Acquisition
Horizontal Slicer
2009 Innovation
Ultra V™ Coating Line
2009 Acquisition
Revoband Continuous Cooker
Oven
Fryer
Coater
3D Portioner
2008 Innovation
5 Star Home Style™ Breader
2008 Innovation
DSI Q-LINK™ Portioning Software

Protein Processing Product Line

JBT Corporation

Convenience **and** ***Choice*** **Drive Demand in Developed Markets**


U.S. Poultry Production
100%
80%
60%
40%
20%
0%
% of Production
40
30
20
10
0
Billions of Lbs.
1980
1985
1990
1995
2000
2005
2010
Whole
Cut Up
Further
Lbs of Broilers

Broiler Production = 4.0% CAGR
Further Process = 5.1% CAGR





JBT Corporation

Source: National Chicken Council

Developing Markets Provide a Significant Growth Opportunity for Processed Food Technology



Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit & Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
L. America
India
Sub-Saharan Africa
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

Source: Rabobank

We Address Multiple Needs Across the Ground Support Spectrum



Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs

JBT AeroTech – Market Positions

		Ground Support Equipment						Gate Equipment			Airport Services	Other Equipment		
		Loaders	Deicers	Tow Tractors	Pax Steps	Trans-porters	Bulk Load Sys	Passenger Boarding Bridges	400Hz Power	PC Air		Luggage Tractors	Belt Loaders	Lav Service
	JBT	•	•	•	•	•	•	•	•	•	•			
Competitors	A	•		•	•	•			•	•		•	•	•
	B	•		•	•				•	•		•	•	•
	C			•	•		•					•	•	•
	D			•					•	•		•	•	
	E			•										
	F			•										
	G	•		•										
	H		•											
	I		•											•
	J		•											
	K	•			•	•								
	L	•				•						•		
	M						•							
	N							•			•			
	O							•						
	P								•					
	Q								•	•				
	R										•			
	S										•			
	T										•			

JBT Corporation

JBT AeroTech – Customers

2010 Sales of new equipment & technical services



Automated Guided Vehicles 8%
Other 3%
Defense 7%
Ground Handlers 9%
Intl. Airlines 5%
US Airlines 13%
Air Freight 6%
Airport Authorities 49%

JBT Corporation

Long-term, Passenger and Cargo Traffic Expected to Grow Faster Than Global Economy


Actual Market Growth Rates: 1988 to 2008
Forecast Market Growth Rates: 2009 to 2029
3.1%
3.2%
4.7%
5.3%
4.9%
5.9%
World Economy
Passenger Traffic
Cargo Traffic

Source: World Economy data provided by the IHS Global Insight GDP Index; Passenger Traffic and Cargo Traffic data provided by The Boeing Company Current Market Outlook 2010-2029

JBT Corporation

JBT AeroTech Innovations Address Environmental Trends



Tempest Deicer AirFirst



Commander 15i Electric Loader



B400e Electric Pushback Tractor

Existing Products

Additional Offerings


JETPOWER

400Hz Ground Power Unit



Pre-Conditioned Air Unit



RampSnake Electric Bulk Loader



Diesel to Electric Power Conversion

JBT Corporation

JBT Corporation




SERVICE
maintenance

Financials

Business Seasonality

% of Annual Segment Operating Income

JBT FoodTech	JBT AeroTech


Q1
Q2
Q3
Q4


Q1
Q2
Q3
Q4

Historical Average 2005 - 2010

JBT Corporation

Attractive Return on Investment



12.5%
17.3%
19.8%
24.0%
21.1%
20.0%
2005
2006
2007
2008
2009
2010

Note: Return on Investment (ROI) is calculated as income from continuing operations plus after-tax interest expense as a percentage of average owner's net equity and long term debt

JBT Corporation

Debt Structure & Liquidity

Debt Structure

- **Private Placement Debt of $75M**
- Matures in 2015
- Fixed Rate of 6.7%

- **Bank Credit Facility Debt of $69M** ($225M Facility)
- Matures in 2013
- Rate of one month LIBOR + 125bps

Liquidity

	$M
Cash and Cash Equivalents	$14
Available Capacity	$128
Total Liquidity	$142

Key Credit Ratios

	Ratio	Covenant
EBITDA(TTM)/Interest Exp.	12.3x	>3.5x
Total Debt/EBITDA(TTM)	1.6x	<3.0x

Notes: 1) Based on 2010 actual results
2) Key credit ratios were calculated according to the terms defined in the note purchase and credit facility agreements
3) Debt structure excludes $3M of debt not associated with the credit facility

JBT Corporation





Appendix

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)
(in millions)

	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010
Adjusted working capital (non-GAAP measure)	$ 50.9	$ 24.1	$ 55.2	$ 49.6	$ 55.8	$102.4
plus: cash and cash equivalents	2.7	10.3	9.5	43.6	14.4	13.7
less: short-term debt and current portion of long-term debt	(0.1)	(0.2)	(1.1)	(0.6)	(0.4)	(1.7)
Working capital (GAAP measure)	$ 53.5	$ 34.2	$ 63.6	$ 92.6	$ 69.8	$114.4
Revenue	$823.3	$844.3	$978.0	$1,028.1	$841.6	$880.4
Adjusted working capital as a percent of revenue	6.2%	2.9%	5.6%	4.8%	6.6%	11.6%

Note: Working capital (GAAP measure) is current assets minus current liabilities

JBT Corporation

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)
(in millions)

	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010
Free Cash Flow (non-GAAP measure)	$ 38.0	$ 73.3	$ 10.7	$ 58.9	$ 34.3	$ (6.8)
plus: Capital Expenditures	21.6	22.7	23.0	22.9	19.8	24.3
Cash Provided by Operating Activities (GAAP measure)	$ 59.6	$ 96.0	$ 33.7	$ 81.8	$ 54.1	$ 17.5

JBT Corporation

Appendix III

Listing of Selected Industrials

1. AAR Corporation
2. Baldor Electric Company*
3. Briggs & Stratton
4. Enpro Industries Inc.
5. Federal Signal Corporation
6. Gardner Denver Inc.
7. NACCO Industries
8. Oshkosh Corporation
9. Regal-Beloit Corporation
10. A.O. Smith Corporation
11. Tennant Company

** Baldor Electric Company was acquired in January 2011 and is no longer included in the sample beginning with 2010 results*

JBT Corporation